FORM 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934



                               Date of Report
                      (Date of earliest event reported)
                            September 12, 2000



                            US Airways Group, Inc.
                      (Commission file number: 1-8444)

                                   and

                              US Airways, Inc.
                      (Commission file number: 1-8442)

        (Exact names of registrants as specified in their charters)



          Delaware               US Airways Group, Inc. 54-1194634
      (State of incorporation    US Airways, Inc.       53-0218143
      of both registrants)       (I.R.S. Employer Identification Nos.)



                           US Airways Group, Inc.
                   2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
             (Registrant's telephone number, including area code)



                              US Airways, Inc.
                   2345 Crystal Drive, Arlington, VA 22227
                  (Address of principal executive offices)
                               (703) 872-7000
            (Registrant's telephone number, including area code)















Item 5. Other Events

     On September 12, 2000, US Airways, Inc. (US Airways)(a wholly-owned subsidiary of US Airways Group, Inc.) provided certain forward-looking statements to the investment community related to its aircraft fleet and selected operating and financial statistics (see Exhibit 99).

     Certain of the information contained in the letter to the investment community should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 which is subject to a number of risks and uncertainties. The preparation of forward-looking statements requires the use of estimates of future revenues, expenses, activity levels and economic and market conditions, many of which are outside US Airways' control. Specific factors that could cause actual results to differ materially from those set forth in the forward-looking statements include: economic conditions; labor costs; financing costs; aviation fuel costs; the anticipated merger of the Company and a subsidiary of UAL Corporation; competitive pressures on pricing (particularly from lower-cost competitors); weather conditions; government legislation; consumer perceptions of US Airways' products; demand for air transportation in the markets in which US Airways operates; other operational matters discussed below and other risks and uncertainties listed from time to time in US Airways' reports to the United States Securities and Exchange Commission. Other factors and assumptions not identified above are also involved in the preparation of forward-looking statements, and the failure of such other factors and assumptions to be realized may also cause actual results to differ materially from those discussed. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.




Item 7.   Financial Statements and Exhibits

(c)  Exhibit

Designation              Description
-----------              -----------

    99               Letter to investment community
                     dated September 12, 2000








                (this space intentionally left blank)


















                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                US Airways Group, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: September 12, 2000        By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)


                                US Airways, Inc. (REGISTRANT)

                                /s/ Anita P. Beier
Date: September 12, 2000        By: --------------------------------
                                Anita P. Beier
                                Vice President and Controller
                                (Chief Accounting Officer)














               (this space intentionally left blank)





















Exhibit 99





                              September 12, 2000



Dear Analysts and Investors:

Attached please find the September US Airways Investor Update and the Company's Fleet Plan Forecast for 2000. I hope you find the Forecast useful in your analysis of the Company.



                              Very truly yours,



                              Kimberly A. Holland
                              Director, Investor Relations



Enclosures

Certain of the information discussed above or enclosed herewith should be considered "forward-looking statements" within the meaning of the Private Securities Litigation Act of 1995. A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements. Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the Securities and Exchange Commission. US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


                                                       US AIRWAYS INVESTOR UPDATE

                                 US Airways, Inc. (A Wholly-Owned Subsidiary of US Airways Group, Inc.)
                                                              September 2000
                                                                    Year-over-Year Percentage Change
                                                 ---------------------------------------------------------------------
Selected Operating and Financial Statistics      August (Actual)      September     October      November      FY 2000
-------------------------------------------      ---------------      ---------     -------      --------      -------
Available Seat Miles - Scheduled Service
  -Domestic                                          12.6 %            17.0 %        11.4 %       8.6 %          9.7 %
  -International                                     41.0              41.0          40.2        42.8           27.9
                                                     ----              ----          ----        ----           ----
Total                                                16.0 %            19.9 %        14.7 %      12.4.%         11.8 %

Revenue Passenger Miles - Scheduled Service
  -Domestic                                          15.4 %            18.3 %        12.0 %       9.1 %          9.5 %
  -International                                     43.1              42.2          38.2        47.1           29.0
                                                     ----              ----          ----        ----           ----
Total                                                19.1 %            21.8 %        15.5 %      13.6 %         12.0 %

Passenger Load Factor                                 2.0 points        1.0 points    0.5 points  0.7 points    (0.1)points

Aviation Fuel
  -Cost of Aviation Fuel Per Gallon
     - Excluding Taxes                                 51 %              60 %          39 %        35 %           69 %


Fleet Additions
  -A320 Family                                          5                 8             8           6             48
  -A330                                                 0                 0             0           1              7
                                                       --                --            --          --             --
Total                                                   5                 8             8           7             55



Fleet Retirements

  -B737-200                                             1                 2             4           3             16
  -B727-200                                             0                 1             3           0              4
  -DC9-30                                               0                 3             1           1             13
                                                       --                --            --          --             --
Total                                                   1                 6             8           4             33


Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private
Securities Litigation Act of 1995.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the
Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.


                                                         US AIRWAYS FLEET PLAN

                                                             September 2000


                                                              Number of Aircraft: Year End 2000
                          Fleet Count as       ----------------------------------------------------------------
Fleet Type                 of 8/31/2000        Average Seats  Average Age (yrs.)  Owned      Leased       Total
----------                --------------       -------------  ------------------  -----      ------       -----

A330                              5                 266               0.7             7           0           7
B767-200                         12                 203              11.5             8           4          12
B757-200                         34                 182              10.2            23          11          34
B727-200                          4                   0               0.0             0           0           0
B737-400                         54                 144              11.0            19          35          54
MD-80                            31                 141              18.8            16          15          31
B737-300                         85                 126              13.7            11          74          85
B737-200                         55                 116              18.0            40           3          43
DC9-30                           30                 100              25.6            19           2          21
F-100                            40                  97              10.1            36           4          40
A320 Family                      63                 128               1.1            31          57          88
                                ---                 ---              ----           ---         ---         ---
Average Total Aircraft          413                 134              11.0           210         205         415





Certain of the information discussed above should be considered "forward-looking statements" within the meaning of the Private
Securities Litigation Act of 1995.  A number of risks and uncertainties exist, which could cause the actual results to differ materially from the results projected in such forward-looking statements.  Additional information concerning the factors, which could cause actual results to differ materially from the forward-looking statements, was contained in a Form 8-K filed with the
Securities and Exchange Commission.  US Airways assumes no obligation to update such estimates to reflect actual results, changes in assumptions or changes in other factors affecting such estimates.